UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2010
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bank of America Corporate Center
100 N. Tryon Street
Charlotte, North Carolina	28255

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 386-5681
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 2.01 — Completion of Acquisition or Disposition of Assets
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-10.1
EX-23.1
EX-99.1
EX-99.2

Item 1.01 — Entry into a Material Definitive Agreement
On November 1, 2010, Merrill Lynch & Co., Inc. (“Merrill Lynch”) entered into an Agreement and Plan of Merger dated November 1, 2010 (the “Merger Agreement”) with Banc of America Securities Holdings Corporation (“BASH”). Each of Merrill Lynch and BASH is a wholly-owned subsidiary of Bank of America Corporation (“Bank of America”) and certain of the officers and directors of Merrill Lynch are also officers and directors of BASH. Pursuant to the Merger Agreement, Merrill Lynch and BASH have agreed to the merger of BASH into Merrill Lynch (the “BASH Merger”), with Merrill Lynch as the surviving corporation in the BASH Merger, and the Certificate of Incorporation and the Bylaws of Merrill Lynch continuing as the Certificate of Incorporation and Bylaws of Merrill Lynch following the BASH Merger. As a result of the BASH Merger, pursuant to the Merger Agreement, all of the issued and outstanding capital stock of Merrill Lynch will remain outstanding and all of the issued and outstanding capital stock of BASH will be cancelled with no consideration to be paid with respect thereto. In addition, as a result of the BASH Merger, Banc of America Securities LLC (“BAS”), a direct wholly-owned broker-dealer subsidiary of BASH, will become a direct wholly-owned broker-dealer subsidiary of Merrill Lynch.
As described in Item 2.01 below, on November 1, 2010, pursuant to the Merger Agreement, Merrill Lynch and BASH completed the BASH Merger.
The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 2.01 — Completion of Acquisition or Disposition of Assets
On November 1, 2010, pursuant to the Merger Agreement, BASH merged into Merrill Lynch, with Merrill Lynch as the surviving corporation in the BASH Merger. As a result of the BASH Merger, pursuant to the Merger Agreement, all of the issued and outstanding capital stock of Merrill Lynch remained outstanding and all issued and outstanding capital stock of BASH was cancelled with no consideration paid with respect thereto. In addition, as a result of the BASH Merger, BAS became a direct wholly-owned broker-dealer subsidiary of Merrill Lynch. Subsequently, BAS was merged into Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a direct wholly-owned broker-dealer subsidiary of Merrill Lynch, with MLPF&S as the surviving corporation in this merger (the “MLPF&S Merger”). As a result of the MLPF&S Merger, all of the issued and outstanding capital stock of MLPF&S remained outstanding and all of the issued and outstanding membership interests of BAS were cancelled with no consideration paid with respect thereto. In addition, as a result of the MLPF&S Merger, MLPF&S, as the surviving corporation, remained a direct wholly-owned broker-dealer subsidiary of Merrill Lynch and an indirect wholly-owned broker-dealer subsidiary of Bank of America.
In addition, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.
Item 9.01 — Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The following consolidated financial statements of BASH and subsidiaries are filed as Exhibit 99.2 and are incorporated herein by reference:
(i)	Unaudited Consolidated Financial Statements of BASH and Subsidiaries as of and for the six months ended June 30, 2010.

(ii)	Audited Consolidated Financial Statements of BASH and Subsidiaries for the years ended December 31, 2009, 2008 and 2007.

(b) Pro Forma Financial Statements
The following unaudited pro forma condensed consolidated financial statements of Merrill Lynch are filed as Exhibit 99.1 and are incorporated herein by reference:
(i)	Unaudited Pro Forma Condensed Consolidated Balance Sheet at June 30, 2010;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2009;

(iii)	Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended June 30, 2010 and June 30, 2009; and

(iv)	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.
(d) Exhibits

Exhibit No.	Description

10.1	Agreement and Plan of Merger between Merrill Lynch and BASH dated November 1, 2010.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of BASH.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Merrill Lynch.

99.2	Consolidated Financial Statements of BASH.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)
By:	/s/ Peter D. Taube
	Name:	Peter D. Taube
	Title:	Chief Accounting Officer and Controller

Date: November 1, 2010

Exhibit Index

Exhibit No.	Description

10.1	Agreement and Plan of Merger between Merrill Lynch and BASH dated November 1, 2010

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of BASH

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Merrill Lynch

99.2	Consolidated Financial Statements of BASH